UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22895

Capitol Series Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code:	513-587-3400

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Preserver Alternative Opportunities Fund
Institutional Shares – PAOIX

Annual Report
August 31, 2022

Preserver Partners, LLC
425 Madison Avenue
Memphis, TN 38103
(844) 838-2119 or (901) 755-4737
preserverfunds.com

Management’s Discussion of Fund Performance (Unaudited)

Dear Fellow Shareholders,

We are pleased to present the Annual Report for the Preserver Alternative Opportunities Fund (the “Fund” or “PAOIX”). For the period September 1, 2021 through August 31, 2022, the Fund returned -12.75%. These returns trailed the Fund’s primary benchmark, the Wilshire Liquid Alternative Index, whose return for the period is -5.12%. For the three months ended August 31, 2022, PAOIX returned -3.57% and the Wilshire Liquid Alternative Index returned of -1.93%.

Most asset classes have experienced double-digit negative returns this year with a few exceptions such as energy equities and commodities. The first half of the year has been the worst performance for stocks and bonds in decades due to rate hikes, high inflation and a global economic slowdown. In addition to these macro-economic headwinds, the limited liquidity for niche income securities and significant decline in share prices of growth equities negatively impacted the Fund. The Fund tends to hold long duration securities which includes growth equities and REITs for their long-term earnings growth rates. The valuations of growth and REIT equities are interest rate sensitive because their future cash flows are discounted at a higher rate when interest rates rise, leading to lower share prices.

The Fund also tends to own less liquid, income securities such as bank preferred securities, structured notes, closed-end funds and asset-backed securities because they typically offer higher coupons than more liquid securities such as Treasury bonds. Higher interest rates have led to a tightening of financial conditions and lower liquidity for niche income securities. Prior to 2022, the two largest quarterly drawdowns of the Fund were in Q1’20 (-11.66%) and Q4’18 (-10.86%). In hindsight, we would have preferred not to experience the drawdowns, but long-term investors shouldn’t necessarily sell good investments because their prices are lower. The Fund has recovered from past drawdowns once interest rates stabilized and liquidity improved.

As of August 31, 2022, the Fund’s current asset allocation is 50% Global Equities, 28% Fixed Income, 8% Preferred Stock, 14% in other securities and Cash. The Fund held seventy-four positions including domestic equities, real estate investment trusts, treasury and corporate bonds, collateralized mortgage obligations (CMO), asset-backed bonds and preferred stocks. The largest equity holding is Life Storage (LSI), the largest fixed income holding is Citigroup Global Markets, 7.00%, 12/3/2026, a structured note, and the Fund holds 8.3% in an illiquid Note Offering. The Fund’s subsidized 30 day yield as of August 31, 2022 is 2.49%.

We will likely maintain a similar equity allocation until we are more certain about the economic outlook or the Federal Reserve pivots from additional rate hikes and quantitative tightening. We have several holdings that have traded down materially with no meaningful fundamental deterioration in their businesses. We own high quality companies such as Microsoft, Blackstone and Intuit with solid balance sheets and growth opportunities. Several of our closed-end fund positions have attractive distribution yields with large discounts to net asset value. Yields on asset-backed and preferred securities have risen as

Management’s Discussion of Fund Performance (Unaudited) (Continued)

share prices reflect meaningful discounts to par. We added a significant position (8.31% of the Fund as of August 31, 2022) in a 1-year note offering, Drip Capital SPV VASCO, 8.00%, 6/1/2023. The 8.00% note pays monthly distributions. The underlying collateral is short-term trade receivables from small business exporters.

The overall macro story has not materially changed: most of the world sits between stagflation and recession. Through what could be a difficult next few months of rate hikes and slowing growth, our strategy is to keep equity exposure at or below current levels and add income-producing securities and diversifying alternatives. We believe financial markets will rebound once inflation and rate hikes abate, economic growth stabilizes and investor sentiment improves. We appreciate your continued support.

Sincerely,

Floyd Tyler, Ph.D., CFA
Portfolio Manager

Investment Results (Unaudited)

Average Annual Total Returns(a) as of August 31, 2022

	One Year	Five Year	Since Inception (3/1/16)
Preserver Alternative Opportunities Fund
Institutional Shares	-12.75%	4.34%	6.12%
Wilshire Liquid Alternative Index (b)	-5.12%	1.36%	2.14%

Expense Ratios(c)
Institutional Shares
Gross	1.57%
With Applicable Waivers	1.40%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Preserver Alternative Opportunities Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (844) 838-2119.

(a) Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee waivers during the applicable period. If such fee waivers had not occurred, the quoted performance would have been lower.

(b) This table compares the Fund’s average annual total returns for the referenced periods to those of Wilshire Liquid Alternative Index. The Wilshire Liquid Alternative Index measures the collective performance of the five Wilshire Liquid Alternative Strategies that make up the Wilshire Liquid Alternative Universe. The Wilshire Liquid Alternative Index is designed to provide a broad measure of the Wilshire Liquid Alternative Equity Hedge Index, Wilshire Liquid Alternative Global Macro Index, Wilshire Liquid Alternative Relative Value Index, Wilshire Liquid Alternative Multi-Strategy Index, and Wilshire Liquid Alternative Event Driven Index. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in the index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c) The expense ratios are from the Fund’s Prospectus dated December 29, 2021. Preserver Partners, LLC, the Fund’s investment adviser (the “Adviser”) has contractually agreed, through December 31, 2022, to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 1.35% of the Fund’s average daily net assets through December 31, 2022 (“Expense Limitation Agreement”). During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board of Trustees may terminate such agreement at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Investment Advisory Agreement with the Adviser. Additional information pertaining to the Fund’s expense ratios as of August 31, 2022, can be found in the financial highlights.

Investment Results (Unaudited) (continued)

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (844) 838-2119. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Preserver Alternative Opportunities Fund - Institutional Shares and the Wilshire Liquid Alternative Index

The chart above assumes an initial investment of $10,000 made on March 1, 2016 (commencement of operations) and held through August 31, 2022. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (844) 838-2119. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Portfolio Illustration (Unaudited)

August 31, 2022

The following chart gives a visual breakdown of the Fund’s holdings as a percentage of net assets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov and on the Fund’s website at www.preserverfunds.com.

Preserver Alternative Opportunities Fund
Schedule of Investments

August 31, 2022

	Shares	Fair Value
COMMON STOCKS — 49.57%

United States — 49.57%
Communications — 3.98%
Activision Blizzard, Inc.	4,000	$313,960
Liberty Media Corp. - Liberty Formula One Group, Series A(a)	3,091	179,680
Walt Disney Co. (The)(a)	2,000	224,160
		717,800
Consumer Discretionary — 11.57%
AutoZone, Inc.(a)	100	211,921
Chipotle Mexican Grill, Inc.(a) (b)	200	319,360
Fortune Brands Home & Security, Inc.	3,500	215,005
Home Depot, Inc. (The)	500	144,210
Lithia Motors, Inc., Class A	1,000	265,440
LKQ Corp.	4,000	212,880
Marriott International, Inc., Class A	1,800	276,732
Mattel, Inc.(a)	12,500	276,500
Ulta Beauty, Inc.(a)	400	167,948
		2,089,996
Consumer Staples — 3.78%
Coca-Cola Co. (The)(b)	6,000	370,260
Costco Wholesale Corp.(b)	600	313,260
		683,520
Energy — 4.44%
Exxon Mobil Corp.(b)	3,000	286,770
Marathon Petroleum Corp.	2,300	231,725
Occidental Petroleum Corp.	4,000	284,000
		802,495
Financials — 1.56%
Blackstone, Inc.	3,000	281,820

Industrials — 4.04%
Crane Holding Co.	2,000	188,720
Deere & Co.	550	200,888
Littelfuse, Inc.	600	142,332
WESCO International, Inc.(a)	1,500	197,520
		729,460
Materials — 0.82%
Carlisle Cos., Inc.	500	147,830

See accompanying notes which are an integral part of these financial statements.	7

Preserver Alternative Opportunities Fund
Schedule of Investments (continued)

August 31, 2022

	Shares	Fair Value
COMMON STOCKS — (continued)

Real Estate — 7.66%
AvalonBay Communities, Inc.	1,000	$200,910
Equity Residential	2,500	182,950
Lamar Advertising Co., Class A	2,600	244,114
Life Storage, Inc.(b)	3,000	381,750
Prologis, Inc.	3,000	373,530
		1,383,254
Technology — 10.27%
Apple, Inc.	2,000	314,440
Fiserv, Inc.(a)	3,000	303,570
Intuit, Inc.	700	302,246
MasterCard, Inc., Class A	800	259,496
Microsoft Corp.	1,000	261,470
PayPal Holdings, Inc.(a)	1,000	93,440
QUALCOMM, Inc.	1,000	132,270
Verisk Analytics, Inc.	1,000	187,160
		1,854,092
Utilities — 1.45%
Ferrellgas Partners LP, Class B	364	54,982
WEC Energy Group, Inc.	2,000	206,280
		261,262
Total United States		8,951,529

Total Common Stocks (Cost $8,793,037)		8,951,529

PREFERRED STOCKS — 7.57%

United States — 7.57%
Financials — 6.05%
B. Riley Financial, Inc., 5.25%	14,000	297,080
Capital One Financial Corp., Series J, 4.80%	19,000	365,370
Citigroup, Inc., Series J, 7.13%	5,000	128,450
PennyMac Mortgage Investment Trust, Series C, 6.75%	12,000	226,320
Pinnacle Financial Partners, Inc., Series B, 6.75%	3,030	76,901
		1,094,121
Real Estate — 1.52%
Hersha Hospitality Trust, Series C, 6.88%	12,000	273,600

Total Preferred Stocks (Cost $1,563,513)		1,367,721

8	See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund
Schedule of Investments (continued)

August 31, 2022

	Shares	Fair Value
CLOSED-END FUNDS — 4.46%

Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund	14,000	$270,480
Doubleline Income Solutions Fund	13,000	162,240
Western Asset Emerging Markets Debt Fund, Inc.	15,000	137,400
Blackrock Capital Allocation Trust	16,000	235,040

Total Closed-End Funds (Cost $974,696)		805,160

EXCHANGE-TRADED FUNDS — 4.73%
iShares 20+ Year Treasury Bond ETF	2,000	223,760
iShares Core U.S. Aggregate Bond ETF	2,000	201,420
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,000	327,810
iShares Preferred and Income Securities ETF	3,012	100,269

Total Exchange-Traded Funds (Cost $875,876)		853,259

	Principal Amount
CORPORATE BONDS — 13.34%

Netherlands — 1.59%
Health Care — 1.59%
Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/1/2028	$300,000	287,223

United States — 11.75%
Communications — 1.11%
CenturyLink, Inc., Series D, 7.20%, 12/1/2025	200,000	200,201

Consumer Discretionary — 1.66%
International Game Technology PLC, 5.35%, 10/15/2023	120,000	120,247
L Brands, Inc., 5.25%, 2/1/2028	200,000	179,489
		299,736
Financials — 7.93%
Bank of America Corp., Series FF, 5.88%, Perpetual	250,000	226,875
Bank of America Corp., MTN, 4.15%, 9/1/2026(c)	125,000	124,508
Citigroup Global Markets Holdings, Inc., Series N, MTN, 7.00%, 12/3/2026(c)(d)	500,000	426,438
Citigroup, Inc., Series M, 6.30%, Perpetual (3MO LIBOR + 342.30bps)(c)	220,000	211,845
PNC Bank NA, 4.05%, 7/26/2028	250,000	242,022
Stifel Financial Corp., 4.25%, 7/18/2024	200,000	199,890
		1,431,578
Industrials — 0.55%
Timken Co. (The), 3.88%, 9/1/2024	100,000	99,128

See accompanying notes which are an integral part of these financial statements.	9

Preserver Alternative Opportunities Fund
Schedule of Investments (continued)

August 31, 2022

	Principal Amount	Fair Value
CORPORATE BONDS — (continued)
United States — (continued)

Real Estate — 0.50%
Senior Housing Properties Trust, 4.75%, 5/1/2024	$100,000	$90,327

Total United States		2,120,970

Total Corporate Bonds (Cost $2,537,880)		2,408,193

LOAN PARTICIPATION NOTES — 8.31%

Drip Capital SPV Vasco LLC, Series 2022-J, 8.00%, 6/1/2023(e)	1,500,000	1,500,000

Total Loan Participation Notes (Cost $1,500,000)		1,500,000

U.S. TREASURY OBLIGATIONS — 4.30%

United States Treasury Bond, 1.88%, 2/15/2041	350,000	269,473
United States Treasury Inflation Indexed Bonds, 0.38%, 7/15/2025 (f)	200,000	247,413
United States Treasury Inflation Indexed Bonds, 2.00%, 1/15/2026 (f)	167,000	259,910

Total U.S. Treasury Obligations (Cost $804,319)		776,796

10	See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund
Schedule of Investments (continued)

August 31, 2022

	Principal Amount	Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.62%

Countrywide Alternative Loan Trust, Series 2003-J2, Class A1, 6.00%, 10/25/2033	$32,759	$30,813
Countrywide Home Loans Mortgage Pass Through Trust, Series 2004-HYB9, Class 1A1, 2.52%, 2/20/2035 (c)	5,723	5,739
GSR Mortgage Loan Trust, Series 2005-5F, Class 8A3, 2.76%, 6/25/2035 (1MO LIBOR + 50bps)(c)	7,772	7,295
HarborView Mortgage Loan Trust, Series 2004-07, Class 2A1, 2.28%, 11/19/2034 (c)	53,069	51,518
Impac CMB Trust, Series 2005-08, Class 2B, 4.51%, 2/25/2036 (1MO LIBOR + 225bps)(c)	63,047	59,515
Residential Asset Mortgage Products, Inc., Series 2001-RS2, Class MII2, 3.68%, 6/25/2031 (1MO LIBOR + 142.5bps)(c)	139,262	137,950

Total Collateralized Mortgage Obligations (Cost $285,649)		292,830

Total Investments — 93.90% (Cost $17,334,970)		16,955,488

Other Assets in Excess of Liabilities — 6.10%		1,100,708

NET ASSETS — 100.00%		$18,056,196

(a)	Non-income producing security.
(b)	All or a portion of the security is held as collateral for unsettled security transactions or options.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of August 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(d)	Contingent coupon equity linked note in which the interest will only be paid if certain market indexes trade above a specific level.
(e)

Illiquid security. The security is being fair valued in accordance with the Trust’s fair valuation policies. The total fair value of these securities as of August 31, 2022 was $1,500,000, representing 8.31% of net assets.

(f)	Principal amount of security is adjusted periodically based on changes in the Consumer Price Index.

ETF – Exchange-Traded Fund

MTN – Medium Term Note

See accompanying notes which are an integral part of these financial statements.	11

Preserver Alternative Opportunities Fund
Statement of Assets and Liabilities

August 31, 2022

Assets
Investments in securities at fair value (cost $17,334,970)	$16,955,488
Cash and cash equivalents	209,290
Cash held at broker for option contract transactions	586,400
Receivable for fund shares sold	750
Receivable for investments sold	383,839
Dividends and interest receivable	65,252
Tax reclaims receivable	12,432
Prepaid expenses	7,650
Total Assets	18,221,101
Liabilities
Payable for fund shares redeemed	14,375
Payable for investments purchased	125,000
Payable to Adviser	4,988
Payable to Administrator	5,662
Payable to auditors	4,660
Other accrued expenses	10,220
Total Liabilities	164,905
Net Assets	$18,056,196
Net Assets consist of:
Paid-in capital	16,965,000
Accumulated earnings	1,091,196
Net Assets	$18,056,196
Institutional Shares:
Net Assets	$18,056,196
Shares outstanding	1,552,691
Net asset value, offering and redemption price per share(a)	$11.63

(a)	A 2.00% redemption fee is imposed upon shares redeemed within 60 calendar days of their purchase.

12	See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund
Statement of Operations

For the year ended August 31, 2022

Investment Income
Dividend income (net of foreign taxes withheld of $4,850)	$403,438
Interest income	240,421
Total investment income	643,859
Expenses
Adviser	202,728
Administration	25,104
Fund accounting	25,104
Legal	21,000
Audit and tax preparation	15,260
Transfer agent	15,187
Trustee	14,080
Printing	11,722
Registration	11,530
Pricing	6,480
Compliance services	6,000
Custodian	5,408
Interest	895
Dividend expense on securities sold short	796
Miscellaneous	47,997
Total expenses	409,291
Fees contractually waived by Adviser	(42,737)
Net operating expenses	366,554
Net investment income	277,305
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities transactions	1,377,908
Securities sold short	(6,496)
Written options	33,342
Purchased options	74,747
Foreign currency transactions	(1,458)
Change in unrealized depreciation on:
Investment securities and foreign currency translations	(5,774,594)
Written options	(976)
Net realized and change in unrealized appreciation (depreciation) on investments	(4,297,527)
Net decrease in net assets resulting from operations	$(4,020,222)

See accompanying notes which are an integral part of these financial statements.	13

Preserver Alternative Opportunities Fund
Statements of Changes in Net Assets

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$277,305	$309,066
Net realized gain on investment securities, securities sold short, written option transactions and foreign currency transactions	1,478,043	1,848,003
Net change in unrealized appreciation (depreciation) of investment securities, securities sold short, written options and foreign currency translations	(5,775,570)	2,463,225
Net increase (decrease) in net assets resulting from operations	(4,020,222)	4,620,294
Distributions to Shareholders from Earnings:
Institutional Shares	(2,354,997)	(1,188,667)
Total distributions	(2,354,997)	(1,188,667)
Capital Transactions - Institutional Shares
Proceeds from shares sold	4,004,852	4,118,608
Reinvestment of distributions	2,195,531	1,120,957
Amount paid for shares redeemed	(12,303,212)	(2,358,354)
Proceeds from redemption fees(a)	614	107
Total Institutional Shares	(6,102,215)	2,881,318
Net increase (decrease) in net assets resulting from capital transactions	(6,102,215)	2,881,318
Total Increase (Decrease) in Net Assets	(12,477,434)	6,312,945
Net Assets
Beginning of year	30,533,630	24,220,685
End of year	$18,056,196	$30,533,630
Share Transactions - Institutional Shares
Shares sold	301,499	306,334
Shares issued in reinvestment of distributions	164,954	86,360
Shares redeemed	(1,026,156)	(179,274)
Total Institutional Shares	(559,703)	213,420

(a)	A 2.00% redemption fee is imposed upon shares redeemed within 60 calendar days of their purchase.

14	See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund - Institutional Shares
Financial Highlights

(For a share outstanding during each year)

	For the Year Ended August 31, 2022		For the Year Ended August 31, 2021		For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Selected Per Share Data
Net asset value, at beginning of year	$14.45		$12.75		$11.62	$11.98	$11.65
Income from investment operations:
Net investment income	0.17		0.15		0.10	0.21	0.16
Net realized and unrealized gain (loss) on investments	(1.87)		2.18		1.22	(0.17)	0.53
Total from investment operations	(1.70)		2.33		1.32	0.04	0.69
Less distributions to shareholders from:
Net investment income	(0.13)		(0.12)		(0.19)	(0.06)	(0.16)
Net realized gains	(0.99)		(0.51)		—	(0.34)	(0.20)
Total distributions	(1.12)		(0.63)		(0.19)	(0.40)	(0.36)
Paid in capital from redemption fees	—	(a)	—	(a)	— (a)	— (a)	—
Net asset value, at end of year	$11.63		$14.45		$12.75	$11.62	$11.98
Total Return(b)	(12.75)%		18.85%		11.46%	0.88%	6.05%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$18,056		$30,534		$24,221	$21,241	$20,705
Before waiver or recoupment:
Ratio of expenses to average net assets	1.52%		1.53%		1.70%	1.66%	1.72%
After waiver or recoupment:
Ratio of expenses to average net assets	1.36	%(c)	1.36	%(c)	1.35%	1.48%	1.75%
Ratio of net investment income to average net assets	1.03%		1.16%		0.90%	1.96%	1.25%
Portfolio turnover rate	81%		91%		86%	56%	68%

(a)	Rounds to less than $0.005 per share.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions. Excludes redemption fee.
(c)	Includes dividend and interest expense of 0.01% for the fiscal years ended August 31, 2022 and August 31, 2021.

See accompanying notes which are an integral part of these financial statements.	15

Preserver Alternative Opportunities Fund
Notes to the Financial Statements

August 31, 2022

NOTE 1. ORGANIZATION

The Preserver Alternative Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of Capitol Series Trust (the “Trust”) on September 16, 2015. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board” or “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Preserver Partners, LLC (the “Adviser”). The investment objective of the Fund is to seek current income and capital appreciation with low volatility compared to the major equity and fixed income markets.

The Fund currently offers Institutional Shares. The Fund commenced operations on March 1, 2016. A 2.00% redemption fee is imposed on shares redeemed within 60 days of purchase. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as declared by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2022

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and are included in dividend income. The calendar year-end classification of distributions received from REITs, which may include return of capital, during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Discounts and premiums on fixed income securities purchased are amortized or accreted over the life of the respective

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2022

securities using the effective interest method. Withholding taxes on foreign dividends, if any, have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the fiscal year ended August 31, 2022, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-In Capital	Accumulated Earnings (Deficit)
$(54)	$54

Short Selling – The Fund may make short sales of securities. In a short sale, the Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from as little as one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan.

Short sales by the Fund create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund, in effect, profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2022

amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends, or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. Short sales may involve additional transactions costs and other expenses that may exceed the return on the position, which may cause the Fund to lose money.

The Fund is required to maintain a segregated account on the books of its custodian in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. This segregation will not limit the Fund’s exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets. If the Fund does not maintain a segregated account, the Fund will “cover” the short sale by owning a call option on the shorted security with a strike price no higher than the price at which the security was sold short.

Loan Participation Notes – The purchaser of a loan participation note assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Unless, under the terms of the loan, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. The Fund classifies loan participation notes as an illiquid investment and may have difficulty valuing such securities, which may cause the Fund’s NAV to fluctuate significantly. The Fund may lose money if it cannot sell such securities when it chooses to do.

NOTE 3. DERIVATIVE TRANSACTIONS

The Fund may engage in options transactions, which are sometimes characterized as derivative transactions. The Fund uses derivative instruments for any purpose consistent with its investment objective, such as for hedging or obtaining market exposure. The Fund also may use derivative instruments to obtain market exposure (that is, for speculative purposes rather than hedging). The Adviser may establish a position in the derivatives market as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than traditional securities would.

Purchased/Written Option Contracts – The Fund may write or purchase option contracts to adjust risk and return of its overall investment positions. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2022

recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to or subtracted from the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Investing in purchased and written options contracts exposes a Fund to equity price risk. The Fund did not hold any written options as of August 31, 2022.

The following table identifies the effect of derivative instruments on the Statement of Operations for the fiscal year ended August 31, 2022:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Price Risk:
Options Purchased	Net realized gain on purchased options	$74,747	$—
Options Written	Net realized gain and change in unrealized appreciation (depreciation) on written options	33,342	(976)

The following summarizes the average ending monthly fair value of derivatives outstanding during the fiscal year ended August 31, 2022:

Derivatives	Average Market Value
Options Purchased	$125,086
Options Written	(1,956)

Balance Sheet Offsetting Information – During the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of August 31, 2022, the Fund was not invested in any portfolio securities or derivatives subject to netting arrangements.

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2022

NOTE 4. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2022

current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities. Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities.

Option contracts are generally traded on an exchange and are generally valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2022:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$8,951,529	$—	$—	$8,951,529
Preferred Stocks	1,367,721	—	—	1,367,721
Closed-End Funds	805,160	—	—	805,160
Exchange-Traded Funds	853,259	—	—	853,259
Corporate Bonds	—	2,408,193	—	2,408,193
Loan Participation Notes	—	1,500,000	—	1,500,000
U.S. Treasury Obligations	—	776,796	—	776,796
Collateralized Mortgage Obligations	—	292,830	—	292,830
Total	$11,977,669	$4,977,819	$—	$16,955,488

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2022

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2022, the Adviser earned fees of $202,728 from the Fund. At August 31, 2022, the Fund owed the Adviser $4,988 relating to the Adviser fee.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; (vi) expenses incurred under a Rule 12b-1 plan of distribution; and (vii) indirect expenses such as acquired fund fees and expenses) do not exceed 1.35% of the Fund’s average daily net assets through December 31, 2022 (“Expense Limitation”). During any fiscal year that the Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement took effect and provided further that such recoupment can be achieved within the Expense Limitation currently in effect and the Expense Limitation in place when the waiver/reimbursement occurred. This expense cap agreement may be terminated by the Board at any time. As of August 31, 2022, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount as follows:

Recoverable through
August 31, 2023	$77,724
August 31, 2024	44,388
August 31, 2025	42,737

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration, accounting, transfer agent and compliance services, including all regulatory reporting.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2022

pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, as amended, have each received an annual retainer of $1,500 per Fund and $500 per Fund for each quarterly Board meeting. Prior to April 1, 2022, the annual retainer was $1,000 per Fund. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers and one trustee of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator.

NOTE 6. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended August 31, 2022, purchases and sales of investment securities, including short sales and covers, other than short-term investments, were $18,866,734 and $25,187,211, respectively.

For the fiscal year ended August 31, 2022, purchases and sales of long-term U.S. government obligations were $286,234 and $0, respectively.

NOTE 7. FEDERAL TAX INFORMATION

At August 31, 2022, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$716,242
Gross unrealized depreciation	(1,115,967)
Net unrealized appreciation/(depreciation) on investments	(399,725)
Tax cost of investments	$17,355,213

The tax character of distributions paid for the fiscal years ended August 31, 2022 and August 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income(a)	$1,097,413	$230,846
Long-term capital gains	1,257,584	957,821
Total distributions paid	$2,354,997	$1,188,667

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2022

At August 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$254,796
Undistributed long-term capital gains	1,238,206
Unrealized appreciation on investments(a)	(401,806)
Total accumulated earnings	$1,091,196

(a)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the mark-to-market adjustments on passive foreign investment companies, the tax treatment of return of capital adjustments and interest accruals on complex securities.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Preserver Alternative Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Preserver Alternative Opportunities Fund (the “Fund”) (one of the funds constituting Capitol Series Trust (the “Trust”)), including the schedule of investments, as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Capitol Series Trust) at August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm
(Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

Cincinnati, Ohio
October 25, 2022

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2022 through August 31, 2022.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During Period(a)	Annualized Expense Ratio
Preserver Alternative Opportunities Fund
Institutional Class	Actual	$ 1,000.00	$ 920.10	$ 6.60	1.36%

	Hypothetical(b)	$ 1,000.00	$ 1,018.33	$ 6.94	1.36%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 29% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2022 ordinary income dividends, 29% qualifies for the corporate dividends received deduction.

For the year ended August 31, 2022, the Fund designated $1,257,584 as long-term capital gain distributions.

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 14 series.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Birth Year: 1945 TRUSTEE AND CHAIR Began Serving: November 2013

Principal Occupation(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present) Board member, Boys & Girls Club of Coachella (2018 to present).

Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupation(s): Founder and CEO, Kaiser Consulting since 1992.
Janet Smith Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018

Principal Occupation(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Mary Madick Birth Year: 1958 TRUSTEE Began Serving: November 2013

Principal Occupation(s): President, US Health Holdings (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

Trustees and Officers (Unaudited) (continued)

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David James* Birth Year: 1970 TRUSTEE Began Serving: March 2021

Principal Occupation(s): Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present).

Previous Position(s): Managing Director and Senior Managing Counsel, State Street Bank and Trust Company (2009 to 2018).

*

Mr. James is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Officers. The following table provides information regarding the Officers.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Birth Year: 1976 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015).

Trustees and Officers (Unaudited) (continued)

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019).

Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019	Principal Occupation(s): Senior Vice President, Head of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to present).
Paul F. Leone Birth Year: 1963 SECRETARY Began Serving: June 2021

Principal Occupation(s): Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (2020 to present).

Previous Position(s): Managing Director, Leone Law Office, P.C. (2019 to 2020); and served in the roles of Senior Counsel - Distribution and Senior Counsel - Compliance, Empower Retirement/Great-West Life & Annuity Ins. Co. (2015 to 2019).

Stephen Preston Birth Year: 1966 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016

Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present).

Previous Position(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (844) 838-2119 to request a copy of the SAI or to make shareholder inquiries.

Approval of Investment Advisory Agreement (Unaudited)

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (“Trust”) held on June 22 - 23, 2022, the Trust’s Board of Trustees (the “Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), considered and approved the continuation for an additional one-year period of the Investment Advisory Agreement between the Trust and Preserver Partners, LLC (“Preserver”) (the “Investment Advisory Agreement”) with respect to the Preserver Alternative Opportunities Fund (the “Preserver Fund”), a series of the Trust.

Prior to the meeting, the Trustees received and considered information from Preserver and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed renewal of the Investment Advisory Agreement between the Trust and Preserver, including, but not limited to: Preserver’s response to counsel’s due diligence letter requesting information relevant to renewal of the Investment Advisory Agreement; the operating expense limitation agreement currently in effect between Preserver and the Preserver Fund (the “Expense Limitation Agreement”); and peer group expense and performance data for comparative purposes as prepared by Broadridge (the “Support Materials”). At various times, the Trustees reviewed the Support Materials with Preserver, Trust management, and counsel to the Independent Trustees. The Trustees noted the completeness of the Support Materials provided by Preserver, which included both responses and materials provided in response to initial and supplemental due diligence requests. The Support Materials, together with the information provided to and reviewed by the Board on a quarterly basis throughout the year, formed the primary, but not exclusive, basis for the Board’s determinations.

Before voting to approve the renewal of the Investment Advisory Agreement, the Trustees reviewed the terms of the Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees. The Trustees received and discussed a memorandum from such counsel delineating the legal standards governing their consideration of the renewal of the Investment Advisory Agreement, which memorandum described the various factors that the U.S. Courts and the U.S. Securities and Exchange Commission (“SEC”) over the years have suggested would be appropriate for trustee consideration, including the factors outlined in Gartenberg v. Merrill Lynch Asset Management Inc., 694 F.2d 923, 928 (2d Cir. 1982); cert. denied sub. nom. and Andre v. Merrill Lynch Ready Assets Trust, Inc., 461 U.S. 906 (1983). Representatives from Preserver also met with the Trustees and provided additional information to the Trustees regarding its services to the Preserver Fund, including but not limited to: information regarding its investment strategy and philosophy; the firm’s compliance culture; the ownership structure of Preserver; Preserver’s financial condition as reflected in its financial statements; the fund expenses that Preserver subsidizes; the resources that Preserver dedicates to servicing the Preserver Fund; Preserver’s profitability with respect to the Preserver Fund; Preserver’s marketing and distribution activities with respect to the Preserver Fund; Preserver’s succession planning; Preserver’s future plans with regard to the Preserver Fund; and other benefits that Preserver derives from its relationship with the Preserver Fund, among other topics.

In determining whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following, with respect to the Preserver Fund: (1) the nature, extent, and quality of the services provided by Preserver with respect to the Preserver Fund; (2) the cost of the services to be provided and the profits and losses realized by Preserver from services rendered to the Trust with respect to the Preserver Fund; (3) comparative fee and expense data for the Preserver Fund and other investment companies or institutional accounts with similar investment objectives; (4) the extent to which economies of scale would be realized as the Preserver Fund grows, and whether the advisory fees for the Fund reflect such economies of scale for the Preserver Fund’s benefit; and (5) other financial benefits to Preserver resulting from services rendered to the Preserver Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

After having received and reviewed the Support Materials, as well as quarterly investment performance, compliance, operating, and distribution reports on the Preserver Fund over an extended time period, the Trustees discussed the facts and factors relevant to their consideration of the continuation of the Investment Advisory Agreement, which incorporated and reflected their knowledge of Preserver’s ongoing services to the Preserver Fund since the Fund’s inception. Taking such information into account, the Board considered whether the overall arrangements between the Trust and Preserver as set forth in the Investment Advisory Agreement, including the investment advisory fees that the Preserver Fund pays to Preserver, continue to be fair and reasonable in light of the services Preserver performs, as well as such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. After reviewing the Support Materials and considering other information provided to the Board during the course of the year, the Board determined that it had all the information it deemed reasonably necessary to make an informed decision about the approval of the continuation of the Investment Advisory Agreement. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Preserver provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Preserver Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Preserver Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Preserver effects on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Preserver Fund. The Trustees also noted that Preserver Partners performs certain distribution, marketing and compliance services for the Preserver Fund, including, but not limited to, working with a third-party marketing firm and expanding its marketing staff to support distribution of the Preserver Fund. The Trustees considered Preserver’s capitalization and its assets under management, noting that the firm’s assets under management had increased and the Preserver Fund’s assets under management have increased, but only slightly. The Trustees further considered the investment philosophy and experience of the portfolio management team.

The Trustees also noted the Preserver Fund’s performance compared to its prospectus benchmark. The Trustees considered that the Preserver Fund significantly outperformed its current benchmark, the Wilshire Liquid Alternative Index for the one-year, three-year, five-year, and since inception periods ended March 31, 2022, but lagged the benchmark for the first quarter of 2022. The Trustees also considered the Preserver Fund’s performance compared to the 50% - 70% Equity Morningstar peer group category and the custom peer group compiled by Broadridge. They noted that the Preserver Fund underperformed the median of both the Morningstar category and the custom peer group for the one-year, three-year, five-year, and since-inception periods ended March 31, 2022. The Trustees further considered Preserver’s discussion and explanation with regard to the Preserver Fund’s performance, noting Preserver’s longstanding disagreement with Morningstar’s category classification for the Preserver Fund, and the fact that the funds included in the custom peer group comparison were all drawn from that Morningstar category. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Preserver provides to the Preserver Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that the Preserver Fund pays to Preserver under the Investment Advisory Agreement, as well as Preserver’s profitability from the services that it renders to the Fund. The Trustees reviewed the total operating expenses of the Preserver Fund, both net of the Expense Limitation Agreement, and the gross expenses. They noted that both the net and gross operating expenses were higher than the category median, the category average, the peer group median, and the peer group average, and specifically noted that the net expense ratio was the highest in the peer group, which consisted of 10 funds selected by Broadridge in the 50% - 70% Equity Morningstar peer group category.

The Trustees further considered Preserver’s profitability as it relates to the Preserver Fund, and in that regard noted that Preserver has contractually agreed to reduce its management fees and, if necessary, reimburse the Preserver Fund for operating expenses, as specified in the Fund’s prospectus and Expense Limitation Agreement. In particular, the Trustees noted that the Adviser had contractually agreed to waive its management fee and/or reimburse expenses so that the total operating expenses of the Preserver Fund did not exceed 1.35%. The Trustees noted that with this expense ratio cap in place, Preserver recognized a small profit for the 12-month period ended December 31, 2021, and expected to realize only a slightly greater profit from its management of the Preserver Fund for the 12-month period ending December 31, 2022. Based on all these factors, the Trustees concluded that both Preserver’s historical profitability and its projected profitability with respect to the Preserver Fund are reasonable.

The Trustees also considered the Adviser’s overall financial condition, including its most recent financial statements, and noted that the Adviser has sufficient financial resources to perform the services required of it under its Investment Advisory Agreement with the Fund.

Comparative Fee and Expense Data. The Trustees noted that Preserver charges a lower fee to the Preserver Fund than it charges to the private funds it manages. The Trustees further noted that those private funds have similar investment objectives to the Preserver Fund, but different portfolio compositions. The Trustees also observed that the Preserver Fund’s gross management fee of 0.75% is higher than the median and average management fee reported for the Fund’s 50% - 70% Equity Morningstar category. The Trustees further noted that the Preserver Fund’s gross management fee is in line with the median and slightly above the average of the custom peer group. The Trustees also considered that the Preserver Fund’s total net expense ratio (after waivers and expense reimbursements) of 1.35% is above the average and median total net expense ratio reported for both the Morningstar category and the custom peer group. They further noted that the Preserver Fund’s gross expense ratio is higher than the average and median gross expense ratio reported for both the Morningstar category and the custom peer group. The Trustees also considered that the custom peer group comparisons included in the Support Materials were based upon funds in the 50% - 70% Equity Morningstar category with similar share class characteristics to that of the Preserver Fund, and discussed the appropriateness of such comparison, again noting Preserver’s disagreement with Morningstar’s categorization of the Fund. They also noted that in the past Preserver had lowered its fees and its contractual expense limitation for competitive purposes. The Trustees considered that even though the Preserver Fund’s total net expense ratio (after waivers and expense reimbursements) is above the average and median total net expense ratio reported for the Morningstar category and the custom peer group, Preserver is not unjustly enriched. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Preserver’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Preserver Fund may benefit from any economies of scale, but did not find that any material economies exist at this time. The Trustees noted that the advisory fees charged by Preserver do not contain any fee breakpoints, but concluded, due to the Preserver Fund’s asset size, that it is not necessary to consider the implementation of fee breakpoints at this time. In addition, the Board considered the fee structures of the Preserver Fund’s various service providers, noting that the Preserver Fund likely will not benefit from any economies of scale until fund assets increase.

Other Benefits. The Trustees also considered the extent to which Preserver utilizes soft dollar arrangements with respect to portfolio transactions, and noted that Preserver does not utilize such arrangements in connection with the execution of client transactions, and that affiliated brokers are not utilized to execute the portfolio transactions of the Preserver Fund. The Trustees concluded that, all things considered, Preserver will not receive additional material financial benefits from services rendered to the Preserver Fund. The Trustees also noted that Preserver does not have any affiliates that could directly or indirectly benefit from the Preserver Fund. The Trustees also considered the Adviser’s representation that its relationship with the Preserver Fund had a positive impact on the Adviser by providing greater exposure to a wider group of investors, including retail investors, because investment minimums are lower than for other Preserver’s products, investor financial requirements are eliminated, and daily liquidity is offered.

Based upon Preserver’s presentation to the Board and the Support Materials considered in connection with the continuation of the Investment Advisory Agreement, as well as the information provided throughout the course of the year, the Board concluded that the overall arrangements between the Trust and Preserver, as set forth in the Investment Advisory Agreement, are fair and reasonable in light of the services to be performed, investment advisory fees to be paid and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment.

FACTS	WHAT DOES PRESERVER ALTERNATIVE OPPORTUNITIES FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances and account transactions

● transaction or loss history and purchase history

● checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (844) 838-2119

Who we are
Who is providing this notice?	Preserver Alternative Opportunities Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

● open an account or deposit money

● buy securities from us or sell securities to us

● make deposits or withdrawals from your account

● give us your account information

● make a wire transfer

● tell us who receives the money

● tell us where to send the money

● show your government-issued ID

● show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Preserver Partners, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

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Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (844) 838-2119 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES

Walter B. Grimm, Chairman

David James

Lori Kaiser

Janet Smith Meeks

Mary Madick

OFFICERS

Matthew J. Miller, Chief Executive Officer
and President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Martin R. Dean, Chief Compliance Officer

Paul F. Leone, Secretary

INVESTMENT ADVISER

Preserver Partners, LLC

425 Madison Avenue

Memphis, TN 38103

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

221 East 4th Street, Suite 2900

Cincinnati, OH 45202

LEGAL COUNSEL

Practus, LLP

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

Preserver-AR-22

Clockwise Capital Innovation ETF (TIME)

NYSE Arca, Inc.

Annual Report

August 31, 2022

Fund Adviser:
Clockwise Capital LLC

1395 Brickell Avenue, Unit 800

Miami, Florida 33131

(800) 610-6128

Management Discussion of Fund Performance (Unaudited)

Dear Investors,

2022 has been a challenging year. The good news is that companies which can continue to showcase strong resiliency in their growth prospects in spite of weakness in the general economy will lead the markets over the next few years. The difficult part, however, is that policymakers keep setting us back.

For fiscal year 2022 (since inception January 27, 2022 through August 31, 2022), Clockwise Capital Innovation ETF (“TIME”) shares were down -23.36%. Launching an innovation fund in the middle of market turmoil and immediately preceding a war was not opportune for this period. However, we remain not only optimistic, but upbeat about intermediate and longer-term prospects, as our investment thesis was validated with each company's quarterly results.

Our thesis is simple. The world is moving to the cloud, full stop. TIME provides investors access to a portfolio of disruptive technology companies leading entire industries to a cloud-based future. Society is currently facing a push-pull between legacy companies clinging to the past and emergent ones carving out the future.

The cloud transcends all of it as data transforms from static to fluid, productivity is enhanced, and leaps in automation are achieved. The rollout of 5G networks only amplifies these trends. The pace of change is increasing, whether with respect to technology or the equity markets as a whole. This speed of change can prove challenging for individual investors in making security selections. We seek to do the heavy lifting and curate a portfolio of companies both leading the charge to a cloud-based future, or benefiting from the change.

We believe the essential purpose of technology is to save people time. Saving time can be defined as an increase in output per hour worked or lived. As major technology cycles can take decades to unfold, we think in terms of years not months. Our differentiated research and proprietary modeling helps to select the best companies for navigating the transition from legacy to new market leadership.

Moreover, we believe a concentrated portfolio of 15-20 companies provides the best opportunity for long-term capital appreciation. At scale, TIME incorporates an options overlay to the underlying holdings with a covered call strategy to smooth out returns over time.

During fiscal year 2022, our top performers contributing to this strategy were Palo Alto Networks, Crowdstrike, and Tesla. Meanwhile, Twilio, Okta, and Membership Collective Group served as the laggards given the compression in market multiples, primarily due to the war and changes to Federal Reserve (the “Fed”) policy. Throughout the course of the fiscal year, we actively shifted the portfolio construction and weightings to lower duration, hedged and raised cash balances.

1

Management Discussion of Fund Performance (Unaudited) (continued)

Consider the Federal Reserve, one year ago, Jerome Powell insisted inflation was transitory. They seemed to understand that COVID lockdowns had significantly disrupted global supply chains. In large part, prices were rising (in combination with the stimulus) and given time it would eventually pass.

Forward one year, the Fed has turned 180 degrees and now sees the supply chain and labor issues as something higher interest rates can correct. Meanwhile, the real time data indicates that the Fed’s past interest rate increases are having significantly negative consequences. Nothing is certain, but it’s fair to say the risk of a recession has increased.

Where things stand today is the general economy is essentially at the mercy of one person, Fed Chair Jay Powell. Looking at general economic metrics, unemployment remains at record lows and new job openings at highs, all while savings rates are relatively steady. In contrast with other recessions we’ve faced, like the 2008 financial crisis, there is no primary bubble to point to in the market. If a recession does occur, it will be blamed on Fed interest rate policy.

A Fed induced recession can be perceived as quite bullish. Without an asset bubble to blame, any change in Fed policy to lower rates should send stocks, particularly growth investments, to recover sharply. The best companies in the world are now trading at cheaper valuations than during the peak of COVID. People are so concerned about the Fed that valuations are below where they were when the world shut down.

Powell has a history of reversing course. In 2018, he did just that leading to an excellent year for equity portfolios in 2019. What this means is that it’s important to keep a long-term perspective and not miss the turn. At the same time, however, the unknown as to the timing of when Powell will change his tune calls for increased protection to portfolios. This is exactly what we are planning to do.

The most important thing is to protect the short term and ensure we maintain sufficient exposure to the long-term opportunity. That’s our strategy.

Timing when the equity market will bottom is impossible, but owning the highest quality companies that have great growth prospects is a tried-and-true strategy. Nothing is going to stop the desire of companies and society to become more efficient and secure. Concurrently, consumer behavior will continue to change as new platforms enable time savings.

In combination with these investments, we plan to take advantage of any near-term temporary rallies to increase cash balances and add on hedges to manage risk.

The companies we own have for the most part performed admirably. That said, we plan to take advantage of near-term choppiness if the Fed doesn’t reverse course.

2

Management Discussion of Fund Performance (Unaudited) (continued)

The silver lining to all of this is that despite all the market noise, the companies representing our thesis continue to prosper and show a remarkable ability to scale. Many of these companies are poised to become several orders of magnitude larger than they are today.

On the other side of this, the future remains bright. At the end of the day, time savings wins.

3

Investment Results (Unaudited)

Total Returns* as of August 31, 2022

Since Inception (1/27/2022)
Clockwise Capital Innovation ETF - NAV	(23.48)%
Clockwise Capital Innovation ETF - Market Price	(23.36)%
S&P MidCap 400® Index(a)	(2.97)%

Total annual operating expenses, as disclosed in the Clockwise Capital Innovation ETF’s (the “Fund”) prospectus dated December 22, 2021, as supplemented on May 21, 2022 and June 17, 2022, were 0.95% of average daily net assets. Pursuant to its Investment Advisory Agreement, Clockwise Capital LLC (the “Adviser”) is required to pay all other expenses of the Fund (other than taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses)). Additional information pertaining to the Fund’s expense ratio as of August 31, 2022 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 610-6128. The Fund's per share net asset value ("NAV") is the value of one share of the Fund as calculated in accordance with the standard formula for valuing shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. Since exchange-traded funds are bought and sold at prices set by the market, which can result in a premium or discount to NAV, the returns calculated using Market Price can differ from those calculated using NAV. For more information about current performance, holdings or historical premiums/discounts, please visit the Fund's website at https://clockwisefunds.com.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for less than one year are not annualized.

(a)	The S&P MidCap 400® Index is widely recognized unmanaged index consisting of mid-sized U.S. companies. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (800) 610-6128. Please read it carefully before investing.

The Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC

4

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Clockwise Capital Innovation ETF (NAV) and the S&P MidCap 400® Index (Unaudited)

The graph shows the value of a hypothetical initial investment of $10,000 made on January 27, 2022 (commencement of operations) and held through August 31, 2022.

The S&P MidCap 400® Index is widely recognized unmanaged index consisting of mid-sized U.S. companies. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 610-6128. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC.

5

Fund Holdings (Unaudited)

Clockwise Capital Innovation ETF Holdings as of August 31, 2022.*

*	As a percentage of net assets.

The investment objective of the Fund is long-term growth of capital.

Portfolio holdings are subject to change.

Availability of Portfolio Schedule (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http:// www.sec.gov or on the Fund’s website at https://clockwisefunds.com.

6

Clockwise Capital Innovation ETF

Schedule of Investments

August 31, 2022

	Shares	Fair Value
COMMON STOCKS — 87.09%

Communications — 16.08%
Airbnb, Inc., Class A(a)	2,208	$249,769
Blade Air Mobility, Inc., Class A(a)	6,497	33,525
Spotify Technology SA(a)	2,175	235,226
Uber Technologies, Inc.(a)	8,705	250,356
		768,876
Consumer Discretionary — 26.14%
Amazon.com, Inc.(a)	5,253	665,922
Best Buy Co., Inc.	3,075	217,372
Membership Collective Group, Inc.(a)	22,242	126,112
Tesla, Inc.(a)	873	240,608
		1,250,014
Industrials — 5.35%
Deere & Co.	700	255,675

Technology — 39.52%
Advanced Micro Devices, Inc.(a)	2,208	187,393
Apple, Inc.	1,520	238,974
Crowdstrike Holdings, Inc., Class A(a)	1,797	328,151
Microsoft Corp.	892	233,231
NVIDIA Corp.	1,199	180,977
Okta, Inc.(a)	1,605	146,697
Palo Alto Networks, Inc.(a)	441	245,554
Snowflake, Inc., Class A(a)	1,273	230,349
Twilio, Inc., Class A(a)	1,426	99,221
		1,890,547

Total Common Stocks (Cost $4,819,208)		4,165,112

EXCHANGE-TRADED FUNDS — 10.85%

SPDR® Bloomberg 1-3 Month T-Bill ETF	5,666	518,722

Total Exchange-Traded Funds (Cost $518,279)		518,722

Total Investments— 97.94% (Cost $5,337,487)		4,683,834

Other Assets in Excess of Liabilities — 2.06%		98,304

NET ASSETS — 100.00%		$4,782,138

(a)	Non-income producing security.

ETF    - Exchange-Traded Fund

SPDR - Standard & Poor's Depositary Receipt

See accompanying notes which are an integral part of these financial statements.	7

Clockwise Capital Innovation ETF

Statement of Assets and Liabilities

August 31, 2022

Assets
Investments in securities, at fair value (cost $5,337,487)	$4,683,834
Cash	197,751
Dividends receivable	553
Total Assets	4,882,138
Liabilities
Payable for investments purchased	95,926
Payable to Adviser	4,074
Total Liabilities	100,000
Net Assets	$4,782,138
Net Assets consist of:
Paid-in capital	6,094,932
Accumulated deficit	(1,312,794)
Net Assets	$4,782,138
Shares outstanding (unlimited number of shares authorized, no par value)	250,000
Net asset value per share	$19.13
8	See accompanying notes which are an integral part of these financial statements.

Clockwise Capital Innovation ETF

Statement of Operations

For the Period Ended August 31, 2022(a)

Investment Income
Dividend income	$10,925
Total investment income	10,925

Expenses
Adviser	23,616
Total operating expenses	23,616
Net investment loss	(12,691)

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	(633,735)
Change in unrealized depreciation on:
Investment securities	(653,653)
Net realized and change in unrealized gain (loss) on investment securities	(1,287,388)
Net decrease in net assets resulting from operations	$(1,300,079)

(a)	For the period January 27, 2022 (commencement of operations) to August 31, 2022.
See accompanying notes which are an integral part of these financial statements.	9

Clockwise Capital Innovation ETF

Statement of Changes in Net Assets

For the Period Ended August 31, 2022(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(12,691)
Net realized loss on investment securities	(633,735)
Change in unrealized depreciation on investment securities	(653,653)
Net decrease in net assets resulting from operations	(1,300,079)

Capital Transactions
Proceeds from shares sold	8,596,285
Amount paid for shares redeemed	(2,514,068)
Net increase in net assets resulting from capital transactions	6,082,217
Total Increase in Net Assets	4,782,138

Net Assets
Beginning of period	$—
End of period	$4,782,138

Share Transactions
Shares sold	350,000
Shares redeemed	(100,000)
Net increase in shares outstanding	250,000

(a)	For the period January 27, 2022 (commencement of operations) to August 31, 2022.
10	See accompanying notes which are an integral part of these financial statements.

Clockwise Capital Innovation ETF

Financial Highlights

(For a share outstanding during the period)

	For the Period Ended August 31, 2022(a)
Selected Per Share Data:
Net asset value, beginning of period	$25.00

Investment operations:
Net investment loss	(0.05)
Net realized and unrealized loss on investments	(5.82)
Total from investment operations	(5.87)

Net asset value, end of period	$19.13
Market price, end of period	$19.16

Total Return(b)	(23.48	%)(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$4,782
Ratio of expenses to average net assets	0.95	%(d)
Ratio of net investment loss to average net assets	(0.51	)%(d)
Portfolio turnover rate(e)	54	%(c)

(a)	For the period January 27, 2022 (commencement of operations) to August 31, 2022.
(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes which are an integral part of these financial statements.	11

Clockwise Capital Innovation ETF

Notes to the Financial Statements

August 31, 2022

NOTE 1. ORGANIZATION

Clockwise Capital Innovation ETF (the “Fund”) is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified series of Capitol Series Trust (the “Trust”) on December 8, 2021. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Clockwise Capital LLC (the “Adviser”). The investment objective of the Fund is long-term growth of capital.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies", including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP").

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company ("RIC") under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the interim tax period since inception, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

12

Clockwise Capital Innovation ETF

Notes to the Financial Statements (continued)

August 31, 2022

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value ("NAV") per share of the Fund.

For the fiscal period ended August 31, 2022, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-In Capital	Accumulated Earnings (Deficit)
$12,715	$(12,715)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

13

Clockwise Capital Innovation ETF

Notes to the Financial Statements (continued)

August 31, 2022

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

• Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at the mean between the most recent quoted bid and ask prices. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

14

Clockwise Capital Innovation ETF

Notes to the Financial Statements (continued)

August 31, 2022

The following is a summary of the inputs used to value the Fund's investments as of August 31, 2022:

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$4,165,112	$—	$—	$4,165,112
Exchange-Traded Funds	518,722	—	—	518,722
Total	$4,683,834	$—	$—	$4,683,834

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the investment advisory agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.95% of the Fund’s average daily net assets. Pursuant to its Agreement, the Adviser is required to pay all other expenses of the Fund (other than taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses) so that total annual fund operating expenses remain at 0.95% of the Fund’s average daily net assets. For the fiscal period ended August 31, 2022, the Adviser earned a fee of $23,616 from the Fund. At August 31, 2022, the Fund owed the Adviser $4,074 relating to the Adviser fee.

Ultimus Fund Solutions, LLC ("Ultimus") provides administration and fund accounting services to the Fund. The Adviser pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC ("NLCS"), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Adviser, which are approved by the Board.

15

Clockwise Capital Innovation ETF

Notes to the Financial Statements (continued)

August 31, 2022

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, as amended, have each received an annual retainer of $1,500 per Fund and $500 per Fund for each quarterly Board meeting. Prior to April 1, 2022, the annual retainer was $1,000 per Fund. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Adviser pays the Independent Trustees their annual retainer and quarterly Board meeting fees and also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers and one trustee of the Trust are employees of Ultimus. Northern Lights Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal period ended August 31, 2022, purchases and sales of investment securities, other than short-term investments, were $2,971,782 and $2,252,782, respectively.

For the fiscal period ended August 31, 2022, purchases and sales for in-kind transactions were $7,338,366 and $2,086,144, respectively.

For the fiscal period ended August 31, 2022, the Fund incurred net realized gains of $25,406 on in-kind redemptions.

There were no purchases or sales of long-term U.S. government obligations during the fiscal period ended August 31, 2022.

NOTE 6. CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statement of Changes in Net Assets. For the fiscal period ended August 31, 2022, the Fund received $1,500 and $0 in fixed fees and variable fees, respectively. The Transaction Fees for the Fund are listed in the table below:

16

Clockwise Capital Innovation ETF

Notes to the Financial Statements (continued)

August 31, 2022

Fixed Fee	Variable Charge
$250	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

NOTE 7. FEDERAL TAX INFORMATION

At August 31, 2022, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$3,390
Gross unrealized depreciation	(695,049)
Net unrealized depreciation on investments	$(691,659)
Tax cost of investments	$5,375,493

At August 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(621,135)
Unrealized depreciation on investments	(691,659)
Total accumulated deficit	$(1,312,794)

As of August 31, 2022, the Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $621,135.

17

Clockwise Capital Innovation ETF

Notes to the Financial Statements (continued)

August 31, 2022

NOTE 8. CERTAIN INVESTMENTS AND ASSOCIATED RISKS

Non-Diversification Risk - The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified. As a result, the Fund's share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund's portfolio may have a significant negative impact on the Fund's performance.

Sector Risk - If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of August 31, 2022, the Fund had 39.52% and 26.14% of the value of its net assets invested in stocks within the Technology and Consumer Discretionary sectors, respectively.

General Risk - Under the Trust Agreement, the Board has the power to liquidate the Fund without shareholder approval. While the Board has no present intent to exercise this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

18

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Clockwise Capital Innovation ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Clockwise Capital Innovation ETF (the “Fund”) (one of the funds constituting Capitol Series Trust (the “Trust”)), including the schedule of investments, as of August 31, 2022, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from January 27, 2022 (commencement of operations) through August 31, 2022 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Capitol Series Trust) at August 31, 2022, the results of its operations, the changes in its net assets, and its financial highlights for the period from January 27, 2022 (commencement of operations) through August 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

Cincinnati, Ohio

October 25, 2022

19

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. You may pay brokerage commissions on purchases and sales of exchange-traded fund shares, which are not reflected in the example. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2022 through August 31, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During Period(a)	Annualized Expense Ratio
Clockwise Capital Innovation ETF
Actual	$ 1,000.00	$ 755.50	$ 4.20	0.95%
Hypothetical(b)	$ 1,000.00	$ 1,020.42	$ 4.83	0.95%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

20

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 14 series.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Birth Year: 1945 TRUSTEE AND CHAIR Began Serving: November 2013	Principal Occupation(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present) Board member, Boys & Girls Club of Coachella (2018 to present).
Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupation(s): Founder and CEO, Kaiser Consulting since 1992.
Janet Smith Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018

Principal Occupation(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Mary Madick Birth Year: 1958 TRUSTEE Began Serving: November 2013

Principal Occupation(s): President, US Health Holdings (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

21

Trustees and Officers (Unaudited) (continued)

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David James* Birth Year: 1970 TRUSTEE Began Serving: March 2021

Principal Occupation(s): Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present).

Previous Position(s): Managing Director and Senior Managing Counsel, State Street Bank and Trust Company (2009 to 2018).

*	Mr. James is considered an “interested person” of the Trust within the meaning of Section 2(a) (19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Officers. The following table provides information regarding the Officers.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Birth Year: 1976 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015).

Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019).

Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019	Principal Occupation(s): Senior Vice President, Head of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to present).
Paul F. Leone Birth Year: 1963 SECRETARY Began Serving: June 2021

Principal Occupation(s): Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (2020 to present).

Previous Position(s): Managing Director, Leone Law Office, P.C. (2019 to 2020); and served in the roles of Senior Counsel - Distribution and Senior Counsel - Compliance, Empower Retirement/Great-West Life & Annuity Ins. Co. (2015 to 2019).

22

Trustees and Officers (Unaudited) (continued)

Stephen Preston Birth Year: 1966 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016

Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present).

Previous Position(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 610-6128 to request a copy of the SAI or to make shareholder inquiries.

23

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 610- 6128 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES
Walter B. Grimm, Chairman
David James
Lori Kaiser
Janet Smith Meeks
Mary Madick

OFFICERS
Matthew J. Miller, Chief Executive Officer and President
Zachary P. Richmond, Chief Financial Officer and Treasurer
Martin R. Dean, Chief Compliance Officer
Paul F. Leone, Secretary

INVESTMENT ADVISER
Clockwise Capital LLC
1395 Brickell Ave, Unit 800
Miami, FL 33131

DISTRIBUTOR
Northern Lights Distributors, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
221 East 4th Street, Suite 2900
Cincinnati, OH 45202

LEGAL COUNSEL
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

CUSTODIAN AND TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

ADMINISTRATOR AND FUND ACCOUNTANT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC

Clockwise-AR-22

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Lori Kaiser, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Preserver Alternative Opportunities Fund:	FY 2022	$13,050
	FY 2021	$12,550

Clockwise Capital Innovation ETF:	FY 2022	$12,050

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Preserver Alternative Opportunities Fund:	FY 2022	$0
	FY 2021	$0

Clockwise Capital Innovation ETF:	FY 2022	$0

c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Preserver Alternative Opportunities Fund:	FY 2022	$3,825
	FY 2021	$3,700

Clockwise Capital Innovation ETF:	FY 2022	$3,825

Nature of the fees:        Preparation of the 1120 RIC and Excise review

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Preserver Alternative Opportunities Fund:	FY 2022	$0
	FY 2021	$0

Clockwise Capital Innovation ETF:	FY 2022	$0

(e)(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) None of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Advisers
FY 2022	$7,650	$0
FY 2021	$3,700	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment advisers or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments.

Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a)(1) Code is filed herewith.

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Capitol Series Trust

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	11/3/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	11/3/22

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Chief Financial Officer

Date	11/3/22